                                                                      Exhibit 21

               SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT


                                                                                       Percentage of
                                                                                           Voting
                                                                                         Securities
                                                            Jurisdiction               Owned Directly
                                                              in which                or Indirectly at
 Name of Company                                              Organized                  12/31/95*
 ---------------                                              ---------                  ---------
Caterpillar Inc. (Registrant)                                 Delaware                     Parent

  Affiliates of the Registrant:
    Advanced Filtration Systems Inc.                          Delaware                         50
    AO Novotruck                                              Russia                           33.33
    Caterpillar Elphinstone Pty. Ltd.                         Australia                        50
      Subsidiary:
        Elphinstone Commercial Services Ltd.                  Canada                          100
    Caterpillar Hungary Component Manufacturing
      Company Ltd.                                            Hungary                          42.9
    Cyclean, Inc.                                             Delaware                          9.74
    Peoria Medical Research Corporation                       Illinois                         14.29
    Rapisarda Industries S.r.L.                               Italy                            25.01
    UNOC Equipment and Supply, L.L.C.                         Delaware                         30
      Subsidiary:
        AO UNOC Equipment and Supply                          Russia                          100

  Subsidiaries of the Registrant:
    Advanced Fuels, L.L.C.                                    Delaware                         51
    Advanced Technology Services, Inc.                        Illinois                         91.29
    Anchor Coupling Inc.                                      Delaware                        100
    AO Caterpillar Commercial                                 Russia                          100
    AO Nevamash                                               Russia                           65
    Balderson Inc.                                            Kansas                          100
    Carter Machinery Company, Incorporated                    Delaware                        100
    Caterpillar Americas Co.                                  Delaware                        100
    Caterpillar Asia Pacific Holding Inc.                     Delaware                        100
      Subsidiaries:
        Caterpillar Shanghai Engine Company Ltd.              China                            55
        Caterpillar Xuzhou Ltd.                               China                            60
    Caterpillar Asia Pte. Ltd.                                Singapore                       100
    Caterpillar of Australia Ltd.                             Australia                       100
      Affiliates:
        Energy Power Systems Australia Pty Limited            Australia                        50
          Affiliate:
            Mine Power Australia Pty. Ltd.                    Australia                        50
          Subsidiary:
            Energy Power Systems PNG Pty Limited              New Guinea                      100
            EPSA Superannuation Nominees Pty. Ltd.            Australia                       100
    Caterpillar Brasil Ltda.                                  Brazil                          100
      Subsidiary:
        Caterpillar Administracao e Participacoes
          S/C Ltda.                                           Brazil                          100
    Caterpillar Building Construction Products AG             Switzerland                     100
    Caterpillar of Canada Ltd.                                Canada                          100
    Caterpillar Capital Company, Inc.                         Delaware                        100



    Caterpillar Commercial N.V.                               Belgium                         100
      Affiliate:
        Hindustan Powerplus Limited                           India                            37.74
      Subsidiary:
        Caterpillar Group Services N.V.                       Belgium                         100
    Caterpillar Commercial Services Ltd.                      Canada                          100
    Caterpillar of Delaware, Inc.                             Delaware                        100
      Subsidiary:
        Caterpillar Industrial Products, Inc.                 Delaware                        100
          Subsidiary:
            Nexus International Inc.                          Delaware                        100
    Caterpillar Export Limited                                U.S. Virgin Islands             100
    Caterpillar Financial Services Corporation                Delaware                        100
      Affiliate:
        Bio-energy Partners                                   Illinois                         50
      Subsidiaries:
        Caterpillar Finance France S.A.                       France                          100
        Caterpillar Financial Asset Sales L.L.C.              Tennessee                        99
        Caterpillar Financial Australia Limited               Australia                       100
        Caterpillar Financial Funding Corporation             Nevada                          100
        Caterpillar Financial Leasing, S.A.                   Spain                           100
        Caterpillar Financial Corporacion Financiera S.A.     Spain                           100
        Caterpillar Financial Member Company                  Delaware                        100
        Caterpillar Financial Nordic Services A.B.            Sweden                          100
          Subsidiary:
            Caterpillar Financial Services Norway AS          Norway                          100
        Caterpillar Financial Receivables Inc.                Delaware                        100
        Caterpillar Financial Renting S.A.                    Spain                           100
        Caterpillar Financial Services Holding GmbH           Germany                         100
          Affiliates:
            EDC European Excavator Design Center
              GmbH & Co. KG                                   Germany                          41.9
            EDC European Excavator Design Center
              Verwaltungs GmbH                                Germany                          41.9
          Subsidiaries:
            Caterpillar Leasing GmbH (Ismaning)               Germany                         100
            Caterpillar Leasing GmbH (Leipzig)                Germany                         100
        Caterpillar Financial Services Limited                Canada                          100
        Caterpillar Financial Services (U.K.) Limited         England                         100
        Grupo Financiero Caterpillar Mexico, S.A. de C.V.     Mexico                          100
          Subsidiaries:
            Caterpillar Credito, S.A. de C.V. Soc. Fin.
              de Obj. Lim.                                    Mexico                          100
            Caterpillar Arrendadora Financiera, S.A.
              de C.V.                                         Mexico                          100
            Caterpillar Factoraje Financiero, S.A.
              de C.V.                                         Mexico                          100
            GFCM Servicios, S.A. de C.V.                      Mexico                          100
        MICA Energy Systems                                   Michigan                         85
    Caterpillar Financial Services N.V.                       Netherlands Antilles            100
    Caterpillar Industrial Inc.                               Ohio                            100
      Affiliates:
        Mitsubishi Caterpillar Forklift America Inc.          Delaware                         20
        Mitsubishi Caterpillar Forklift Asia Pte. Ltd.        Singapore                        20
        Mistubishi Caterpillar Forklift Europe B.V.           Netherlands                      20
        Rapidparts Inc.                                       Michigan                         50
      Subsidiary:
        Matchparts N.V.                                       Belgium                          50.5
    Caterpillar Insurance Co. Ltd.                            Bermuda                         100
    Caterpillar Insurance Services Corporation                Tennessee                       100
    Caterpillar International Finance Plc.                    Ireland                         100


    Caterpillar International Leasing L.L.C.                  Delaware                        100
    Caterpillar Investment Management Ltd.                    Delaware                        100
      Subsidiary:
        Caterpillar Securities Inc.                           Delaware                        100
    Caterpillar Logistics Services, Inc.                      Delaware                        100
      Subsidiary:
        Caterpillar Logistics Services Belgium N.V.           Belgium                         100
        Caterpillar Logistics Services Spain, S.A.            Spain                           100
    Caterpillar Marketing Services Inc.                       Illinois                        100
    Caterpillar Mexico S.A. de C.V.                           Mexico                          100
      Subsidiary:
        Inmobiliaria Conek, S.A.                              Mexico                          100
    Caterpillar Overseas Credit Corporation S.A.              Switzerland                     100
    Caterpillar Overseas S.A.                                 Switzerland                     100
      Affiliates:
        Caterpillar MHI Marketing Ltd.                        Japan                            50
        Shin Caterpillar Mitsubishi Ltd.                      Japan                            50
          Affiliates:
            Aishin Co.                                        Japan                            20
            D.O.M. Ltd.                                       Japan                            10
            G. M. Kenki Lease Co.                             Japan                            37.5
            Hama-rental Co.                                   Japan                            20
            Hokken Service Co.                                Japan                            40
            Itoh Tekkosho Co., Ltd.                           Japan                            34
            K-Lea Co., Ltd.                                   Japan                             9.8
            Kyoei Co.                                         Japan                            12.5
            Rentec Co.                                        Japan                            10
            Sowa System Co.                                   Japan                            17.5
            Sagakiko-shokai Co., Ltd.                         Japan                             5.7
            Tokyo Rental Co.                                  Japan                            45
            Tokuden Co.                                       Japan                            19
            Tunnel Rental Co., Ltd.                           Japan                             9.5
          Subsidiaries:
            Akashi GS Co., Ltd.                               Japan                           100
            Chubu Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100
            CMEC Co., Ltd.                                    Japan                           100
            CM Human Services Co., Ltd.                       Japan                           100
            CM Logistics Services Co., Ltd.                   Japan                           100
            East Chugoku Caterpillar Mitsubishi
              Construction Equipment Sales, Ltd.              Japan                           100
            East Kanto Caterpillar Mitsubishi
              Construction Equipment Sales, Ltd.              Japan                           100
              Affiliate:
                Clean World Co.                               Japan                            18.3
                Tone Lease Co.                                Japan                            18.3
            Hokkaido Caterpillar Mitsubishi
              Construction Equipment Sales, Ltd.              Japan                           100
              Affiliate:
                Ryosey Kenpan Co., Ltd.                       Japan                            16.7
              Subsidiary:
                Shin Hokken Ltd.                              Japan                           100
            Hokuetsu Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100
                Affiliates:
                  Akira Shoji Co., Ltd.                       Japan                            28.6
                  F. M. K. Co., Ltd.                          Japan                            25
            Hokuriku Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                            51
              Affiliate:
                Dia Rental Hokuriku Co., Ltd.                 Japan                            15
            Kanagawa Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100


            Kansai Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100
            Kinki Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100
              Affiliate:
                Rental Sanwa Co., Ltd.                        Japan                            45
            Koshin Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100
              Affiliate:
                Sanko Rental Co.                              Japan                            20
            North Kanto Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100
              Affiliate:
                Takuma Co.                                    Japan                            16.3
            Sagami GS Co., Ltd.                               Japan                           100
            SCM Operator Training Co., Ltd.                   Japan                           100
            SCM Shoji Co., Ltd.                               Japan                           100
            SCM System Service Co., Ltd.                      Japan                           100
            Shizuoka Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                            51
              Subsidiary:
                Seiryo Co., Ltd.                              Japan                           100
            Tokyo Caterpillar Mitsubishi Construction
              Equipment Sales, Ltd.                           Japan                           100
              Subsidiary:
                Aiwa Co., Ltd.                                Japan                            19.2
            West Chugoku Caterpillar Mitsubishi
              Construction Equipment Sales, Ltd.              Japan                           100
              Affiliate:
                Yeep Co.                                      Japan                            16.7
        Tractor Engineers Limited                             India                            50
      Subsidiaries:
        Caterpillar (Africa) (Proprietary) Limited            South Africa                    100
        Caterpillar Asia Limited                              Hong Kong                       100
        Caterpillar Belgium S. A.                             Belgium                         100
        Caterpillar China Limited                             Hong Kong                       100
        Caterpillar Commercial APS                            Denmark                         100
        Caterpillar Commercial S.A.R.L.                       France                          100
        Caterpillar Commerciale S.r.L.                        Italy                           100
        Caterpillar France S.A.                               France                          100
        Caterpillar Logistics Services Limited                England                         100
        Mec-Track S.r.L.                                      Italy                           100
        Caterpillar (U.K.) Limited                            England                         100
        P.T. Natra Raya                                       Indonesia                        80
        Solar Turbines Canada Ltd.                            Canada                          100
        Solar Turbines S.A.                                   Belgium                         100
    Caterpillar Paving Products Inc.                          Oklahoma                        100
      Subsidiary:
        Caterpillar Materiels Routiers S.A.                   France                          100
    Caterpillar Power Systems Inc.                            Delaware                        100
    Caterpillar Redistribution Services Inc.                  Delaware                        100
      Subsidiary:
        Duecosa Limited                                       Channel Islands                 100
    Caterpillar Rental Services Network Inc.                  Delaware                        100
    Caterpillar Risk Management Services Ltd.                 Delaware                        100
    Caterpillar Services Limited                              Delaware                        100
    Caterpillar World Trading Corporation                     Delaware                        100
    Depositary (Bermuda) Limited                              Bermuda                         100
    Engine Service Specialists, Inc.                          Delaware                        100
      Subsidiaries:
        Road Ready Inc.                                       Delaware                        100
        RR-1 Limited Partnership                              Illinois                         68.35


        Solar Turbines Incorporated                           Delaware                        100
          Subsidiaries:
            Compsolven Corporation                            California                      100
            OTSG, Inc.                                        Delaware                        100
              Affiliate:
                Innovative Steam Technologies                 California                       50
            Solar Turbines International Company              Delaware                        100
              Affiliate:
                Turboservices SDN BHD                         Malaysia                         26
              Subsidiaries:
                Energy Services International Group, Ltd.     Delaware                        100
                Energy Services International Limited         Bermuda                         100
                Servtech Limited                              Ireland                         100
            Turbinas Solar S.A. de C.V.                       Mexico                          100
            Turbinas Solar de Venezuela, C.A.                 Venezuela                       100
            Turbo Tecnologia de Reparaciones S.A. de C.V.     Mexico                          100
        Tecnologia Modificada S.A. de C.V.                    Mexico                          100



____________________________
* Qualifying shares have been ignored in giving ownership percentage figures.





    For further information see Notes to Consolidated Financial Statements incorporated by reference from the 1996 Annual Meeting Proxy Statement.